ANNUAL REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                                 MARCH 31, 1997

                                    AMERICAN
                                     CENTURY
                                      GROUP

                                      Value
                                  Equity Income

[front cover]



                                TABLE OF CONTENTS

Report Highlights ....................................................... 1
Our Message to You ...................................................... 2
Period Overview ......................................................... 3
Value
     Performance & Portfolio Information ................................ 4
     Management Q & A ................................................... 5
     Schedule of Investments ............................................ 8
     Financial Highlights ...............................................26
Equity Income
     Performance & Portfolio Information ................................11
     Management Q & A ...................................................12
     Schedule of Investments ............................................15
     Financial Highlights ...............................................27
Statements of Assets and Liabilities ....................................18
Statements of Operations ................................................19
Statements of Changes in Net Assets .....................................20
Notes to Financial Statements ...........................................21
Report of Independent Auditors ..........................................28
Share Class and Retirement Information ..................................29
Background Information
     Investment Philosophy & Policies ...................................32
     Comparative Indices ................................................32
     Portfolio Management Team ..........................................32
Glossary ................................................................33


     American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, we have divided American Century funds into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                  AMERICAN CENTURY INVESTMENTS-FAMILY OF FUNDS

     Benham Group           American Century Group      Twentieth Century Group

  MONEY MARKET FUNDS          ASSET ALLOCATION &             GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS            INTERNATIONAL FUNDS
DIVERSIFIED BOND FUNDS     CONSERVATIVE EQUITY FUNDS
 MUNICIPAL BOND FUNDS           SPECIALTY FUNDS

                                    Value
                                Equity Income

We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.


                                                    American Century Investments


                              REPORT HIGHLIGHTS

PERIOD OVERVIEW

o Strong economic growth and low inflation helped boost the U.S. stock market during the year ended March 31, 1997. The S&P 500 gained nearly 20% and the Nasdaq Composite rose nearly 11%.

o A large capitalization (large-cap) bias by investors caused the stock market and its benchmark indices to experience narrow leadership. A limited number of large-cap stocks was responsible for a disproportionate share of performance.

o Economic and interest rate uncer-tainty, reinforced by an interest rate hike by the Federal Reserve (the first in more than two years), caused heightened market volatility at the end of the period. The Dow Jones Industrial Average, the S&P 500 and the Nasdaq Composite each fell about 7% from March 11 to March 31.

VALUE

o The fund performed well during the year ended March 31, 1997, posting a 15.92% total return. It slightly underperformed its benchmark, the S&P/BARRA Value Index, for the period, but it outperformed the index for the three-year period ended March 31, 1997, and since the fund's inception.

o    Returns for the period were enhanced by good stock selection across several
     industries,   including  energy  stocks,  stocks  of  major  retailers  and newspaper firms.

o We increased our positions in retail grocery store, transportation and general merchandise stocks, which were inexpensive by historical standards. We trimmed our holdings of energy, tobacco, food and beverage stocks as their prices climbed.

EQUITY INCOME

o The fund posted a 16.24% total return for the year ended March 31, 1997. It outperformed its benchmark, the Lipper Equity Income Fund Index, both during the period and since the fund's inception.

o Returns were boosted by energy stocks and real estate investment trusts (REITs). Energy shares rallied as oil prices rose, while REITs appreciated strongly as demand for commercial properties increased.

o The fund maintained its yield with a large stake in income-producing securities, including convertibles, as well as utility and chemical stocks.

o We sold most of our REIT holdings at attractive gains, reinvesting the proceeds in electric utility stocks. We also eliminated some consumer product and food company holdings as they reached fair valuation.

o We increased our investment in retail stocks that were depressed by a seasonal softness in retail sales.


                           VALUE
                     INVESTOR CLASS(1)

Total Returns:                          AS OF 3/31/97
     6 Months                                9.18%(2)
     1 Year                                    15.92%

Net Assets:                              $1.8 billion
     (AS of 3/31/97)

Inception Date:                                9/1/93

Ticker Symbol:                                  TWVLX


                       EQUITY INCOME
                     INVESTOR CLASS(1)

Total Returns:                          AS OF 3/31/97
     6 Months                                8.33%(2)
     1 Year                                    16.24%

Net Assets:                            $199.4 million
     (AS of 3/31/97)

Inception Date:                                8/1/94

Ticker Symbol:                                  TWEIX

(1) See Share Classes, page 29.
(2) Not annualized.

     Many of the investment terms in this report are defined in the Glossary on page 33.


Annual Report                                         Report Highlights     1


                              OUR MESSAGE TO YOU

[photo of James E. Stowers, Jr. and James E. Stowers, III]

     March 31, 1997, marked the end of an eventful period for our company and the Value and Equity Income funds. In January, nearly two years of integration between Twentieth Century and The Benham Group culminated when we began serving you as American Century Investments. Under this new name we have combined our offerings of nearly 70 funds.

     The new name also introduces three new groupings for the funds - the Benham Group (money market and bond funds), the American Century Group (asset allocation, balanced, conservative equity and specialty funds) and the Twentieth Century Group (aggressive growth and international equity funds). The Value and Equity Income funds are part of the American Century Group because their investment style is in line with the risk-adjusted approach and returns of the other conservative equity funds within the group.

     In reviewing this report you may notice some changes. Based on investors' feedback, our shareholder reports have been redesigned with added features, including a one-page report summary, a glossary, more charts and graphs, and expanded Management Q&A and background information sections. By June, all American Century shareholder reports will have been converted to this format.

     During the past year, we also began to offer multiple classes of shares for many funds. Value and Equity Income currently have two share classes-the Investor Class, which is designed for investors who buy directly from American Century, and the Advisor Class, which is designed for investors who buy through certain financial intermediaries. We introduced the Advisor Class so financial intermediaries can be compensated for the additional services they provide to investors.

     We appreciate your confidence in American Century and look forward to continuing to serve you.

Sincerely,

/s/James E. Stowers, Jr.                   /s/James E. Stowers III
James E. Stowers, Jr.                      James E. Stowers III
Chairman of the Board and Founder          President and Chief Executive Officer



2    Our Message to You                         American Century Investments


                                 PERIOD OVERVIEW

STRONG PERFORMANCE

     The most widely followed U.S. stock market indices posted favorable returns for the year ended March 31, 1997. As shown in the accompanying chart, the S&P 500 gained nearly 20% and the Nasdaq returned nearly 11%. The S&P 500 measures the performance of large-capitalization, blue chip companies while the Nasdaq Index is the benchmark for stocks traded "over-the-counter" (not on the major exchanges). The companies represented by these stocks tend to be smaller and faster-growing.

     The indices' performance reflected the favorable conditions-strong economic growth and low inflation-that persisted throughout the period.

NARROW LEADERSHIP

     Rising concerns that the six-year economic expansion might be coming to an end caused skittish investors to favor the stocks of large well-known companies with relatively predictable earnings, such as General Electric, Coca-Cola, Philip Morris and Procter & Gamble. These U.S.-based multinationals, with their extensive foreign operations, were also widely recommended as a way for investors to participate in economic growth overseas.

     As a result of this large-capitalization (large-cap) bias by investors, a limited number of large-cap stocks was responsible for a disproportionate share of the market's (and the indices') upward march. This was fueled to some degree by the popularity of index mutual funds that attempt to replicate market indices such as the S&P 500. With more investor dollars chasing stocks in the S&P 500, the prices of these shares rose faster than the growth rates of the underlying companies, a phenomenon we believe is unsustainable.

HEIGHTENED VOLATILITY
IN MARCH

     Increased investor nervousness, reinforced by a pre-emptive interest rate hike by the Federal Reserve, caused heightened market volatility at the end of the period. Reports indicating surprising economic strength in the fourth quarter of 1996 and the first quarter of 1997 increased the markets' sensitivity to indications of inflationary pressure and higher interest rates. An unexpectedly strong retail sales report on March 13 caused the Dow Jones Industrial Average to fall 161 points. At the same time, the 30-year Treasury bond yield soared to nearly 7%, a psychological barrier that some investors view as a signal to switch from stocks to bonds.

THE FED RAISES INTEREST RATES

     On March 25, 1997, the Fed voted to increase short-term interest rates for the first time in more than two years. That led to even more interest rate uncertainty, and both bonds and stocks fell precipitously during the closing days of the first quarter. The 30-year Treasury yield rose above 7% for the first time in six months, and the Dow fell 140 points on March 27. From March 11, 1997, when the Dow peaked at 7085, to March 31, the Dow fell about 7%, as did the S&P 500 and Nasdaq. It's still uncertain if this was the start of a routine market correction (a 10% decline which normally occurs after a period of strong advance) or the beginning of a bigger downward movement. In keeping with their charters, Value and Equity Income exhibited lower volatility than the broad market, similar to the performance of the S&P/BARRA Value Index in the graph above. We expect the funds to continue to be more stable than the market in the months ahead.

[line graph - data described below]

U.S. STOCK MARKET PERFORMANCE (Growth of $1.00)
For the One-year period ended march 31, 1997

   S&P 500/ BARRA                      Nasdaq Composite
     Value Index        S&P 500              Index
        1.00             1.00                1.00
        1.01             1.01                1.08
        1.03             1.04                1.13
        1.02             1.04                1.08
        0.98             1.00                0.98
        1.00             1.02                1.04
        1.05             1.08                1.11
        1.08             1.10                1.11
        1.17             1.19                1.17
        1.15             1.17                1.17
        1.20             1.24                1.25
        1.21             1.25                1.19
        1.17             1.20                1.11

     S&P 500                               19.82%
     S&P/BARRA Value Index                 16.70%
     Nasdaq Composite Index                10.93%


Annual Report                                           Period Overview     3


                                    VALUE

TOTAL RETURNS AS OF MARCH 31, 1997
--------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL RETURNS
                                                 ----------------------
                                  6 MONTHS    1 YEAR    3 YEARS     LIFE OF FUND
--------------------------------------------------------------------------------
INVESTOR CLASS (inception 9/1/93)
     VALUE...................       9.18%     15.92%     20.74%       17.39%
     S&P 500.................      11.27%     19.82%     22.26%       17.77%
     S&P/BARRA Value.........      11.41%     16.70%     20.45%       15.90%
--------------------------------------------------------------------------------
ADVISOR CLASS (inception 10/2/96)
     VALUE.........................................................    8.07%
     S&P 500.......................................................   10.20%
     S&P/BARRA Value...............................................   11.41%

     See pages 29, 32 and 33 for more information about share classes, the comparative indices and returns.


[line graph - data described below]

GROWTH OF $10,000 OVER LIFE OF FUND

                 S & P BARRA       S & P 500
VALUE           VALUE INDEX*         INDEX
$10,000           $10,000          $10,000
$10,000            $9,996           $9,978
$10,120           $10,050          $10,171
$10,000            $9,870          $10,040
$10,307           $10,038          $10,209
$10,649           $10,506          $10,540
$10,448           $10,125          $10,224
$10,083            $9,709           $9,825
$10,265            $9,914           $9,938
$10,407           $10,079          $10,061
$10,270            $9,799           $9,867
$10,657           $10,131          $10,178
$10,983           $10,417          $10,560
$10,741           $10,051          $10,349
$10,844           $10,270          $10,565
$10,542            $9,854          $10,148
$10,718            $9,975          $10,347
$11,198           $10,245          $10,598
$11,677           $10,643          $10,981
$11,955           $10,937          $11,352
$12,283           $11,296          $11,669
$12,611           $11,799          $12,093
$12,744           $11,889          $12,432
$12,987           $12,299          $12,827
$13,075           $12,404          $12,823
$13,307           $12,835          $13,417
$13,174           $12,635          $13,350
$13,795           $13,297          $13,898
$14,234           $13,665          $14,222
$14,475           $14,074          $14,685
$14,716           $14,206          $14,788
$15,295           $14,539          $14,984
$15,624           $14,687          $15,185
$15,915           $14,908          $15,533
$16,121           $14,837          $15,654
$15,171           $14,211          $14,939
$15,707           $14,603          $15,220
$16,254           $15,228          $16,135
$16,474           $15,745          $16,557
$17,525           $16,949          $17,772
$17,685           $16,671          $17,483
$17,873           $17,440          $18,550
$18,195           $17,567          $18,660
$17,747           $16,966          $17,954

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST. DATA QUOTED IS FOR INVESTOR CLASS ONLY; PERFORMANCE FOR OTHER CLASSES WILL VARY DUE TO DIFFERENCES IN FEE STRUCTURE (SEE THE TOTAL RETURNS TABLE ABOVE). THE LINE REPRESENTING THE FUND'S TOTAL RETURN INCLUDES OPERATING EXPENSES (SUCH AS TRANSACTION COSTS AND MANAGEMENT FEES) THAT REDUCE RETURNS, WHILE THE TOTAL RETURN LINES OF THE INDICES DO NOT.


PORTFOLIO CHARACTERISTICS AT A GLANCE
                                        3/31/97      3/31/96
Number of Companies                          72           64
Average Dividend
   Yield of Holdings                       2.6%         2.9%
Price/Earnings Ratio                       14.8         14.8
Portfolio Turnover                         111%         145%
Expense Ratio (for Investor Class)        1.00%        0.97%


4    Value                                       American Century Investments


                                    VALUE

MANAGEMENT Q & A

     An interview with Phil Davidson and Peter Zuger, portfolio managers on the Value fund management team.

HOW DID THE FUND PERFORM?

     For the year ended March 31, 1997, Value performed strongly, posting a 15.92% total return. It slightly underperformed the S&P/BARRA Value Index's 16.70% return and trailed the S&P 500's 19.82% return. The fund's performance lagged during the second half of its fiscal year, with Value posting a 9.18% gain compared to the S&P/BARRA Value Index's 11.41% return and the S&P 500's gain of 11.27%.

HOW DO YOU EXPLAIN THE FUND'S PERFORMANCE COMPARED TO THAT OF ITS BENCHMARK, THE S&P/ BARRA VALUE INDEX?

     The most significant factor was Value's over-weighting in utilities, which represented 8.7% of the fund's portfolio at the end of the period, compared to the Index's 5.4% weighting. The electric utility sector underperformed the market due to rising interest rates and investor concern over recent regulatory changes that could increase competition. However, we continue to hold several utility stocks that fit our requirements for stability, high quality and attractive price. One such holding is Union Electric. It has performed poorly due to market concerns over interest rates and industry consolidation, but by our

[bar graph - data below]

VALUE'S FISCAL YEAR RETURNS (1) (Periods ending March 31)

                           1994         1995          1996         1997

Value(1)                  0.85%       18.56%        28.06%       15.92%

S&P/BARRA Value          -2.91%       12.64%        32.94%       16.70%

This chart illustrates the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's returns do not. See page 32 for a description of the index. Past performance is no guarantee of future results.

(1) Investor Class.
(2) Return from the fund's 9/1/93 inception date to 3/31/94.


Annual Report                                                     Value     5


measures has excellent fundamentals and future appreciation potential.

     Another factor that worked against the fund in comparison to the index is that we were underweighted in financial stocks, particularly large-capitalization banks, which performed well during much of the year. Our research suggested that their earnings might be unsustainable, so we were more conservative than the index. We may have been premature in our concern, but we continue to be cautious about financial services stocks. Our underweighting in financials actually benefited the fund during the March correction, when bank stocks in general corrected much more than the market.

WHAT HOLDINGS CONTRIBUTED TO THE FUND'S STRONG RETURN?

     Good stock selection across several industries played a key role in the fund's solid performance. As oil and gas prices rose significantly during the first half of last year, energy stocks generated substantial gains for the fund. Not only did our energy holdings do well, but many companies in other industries that supply energy companies also excelled. Our best-performing stock was Petrolite, a St. Louis-based specialty chemical company whose clients include large energy firms. The company's business improved steadily throughout the period, and then its stock value appreciated sharply when Baker Hughes, an oil service company, announced a bid to purchase the firm in February.

     Value's other strong performers included major retailers, such as Dillard Department Stores and Dayton-Hudson (an owner of discount stores and department store chains), whose stock prices were driven up by better-than-expected retail sales last summer and fall. The fund also benefited from its holdings in Central Newspapers and McClatchy Newspapers, two firms whose earnings increased as newsprint costs declined and advertising revenues strengthened.

HOW DID FUND PERFORMANCE DIFFER FROM THAT OF THE BROAD MARKET, AS REPRESENTED BY THE S&P 500?

     During much of the period, the market generally favored large-capitalization, steady-growth-oriented companies, such as those found in the S&P 500. Most of these companies were outside our investment parameters for this fund. Currently, we are finding the best opportunities in the medium-capitalization range. Furthermore, Value's portfolio seeks superior risk-adjusted returns, and it is managed to be less volatile than the market overall. That means that it may underperform during strong rallies (such as those that characterized most of the period covered by this report) and outperform during sharp declines. True to its nature,


TOP TEN HOLDINGS                                   % of fund investments
                                                 As of             As of
                                                3/31/97           9/30/96
Giant Food Inc. Cl A                             4.5%              4.2%
Dillard Department Stores, Inc. Cl A             3.0%              2.1%
AMP, Inc.                                        2.6%                 -
Archer-Daniels-Midland Co.                       2.6%              1.8%
Litton Industries, Inc.                          2.6%              0.2%
Superior Industries International, Inc.          2.5%              1.5%
Cooper Industries, Inc.                          2.4%              2.2%
Great Lakes Chemical Corp.                       2.4%                 -
Reynolds Metals Co.                              2.4%                 -
Florida Progress Corp.                           2.3%                 -

TOP FIVE HOLDINGS                                  % of fund investments
                                                 As of             As of
                                                3/31/97           9/30/96
Utilities                                        8.7%             10.5%
Chemicals & Resins                               8.6%             10.2%
Retail (Food & Drug)                             8.2%              4.2%
Energy (Production & Marketing)                  7.9%             10.6%
Automobiles & Auto Parts                         5.8%              1.9%


6    Value                                       American Century Investments


Value did not keep pace with the market as it gained momentum but outdistanced it when the market declined. Specifically, the S&P 500 declined 6.48% between the market peak on March 10, 1997, and the end of the period, while Value dropped just 3.88%.

     The fund's risk-adjusted performance has attracted favorable attention from industry analysts. As of March 31, 1997, Morningstar, the mutual-fund rating company, awarded Value its top five-star overall rating for risk-adjusted performance out of 1,919 domestic equity funds(1). Morningstar measures risk by comparing a fund's returns to those of the "risk-free" 90-day Treasury bill and to other funds in its investment category, and awards its top rating to just 10% of the equity funds it evaluates. Value's five-star rating reflects the fact that the fund's returns are attractive compared with its level of risk.

WHAT SIGNIFICANT CHANGES DID YOU MAKE TO THE PORTFOLIO?

     As their prices climbed and they met fewer of our investment criteria, we significantly trimmed our holdings of energy stocks, as well as some tobacco, food and beverage stocks. While we maintained positions in many electric utilities, we cut back our holdings in telephone utilities because we were satisfied with the gains achieved.

     On the buy side, we increased our positions in retail grocery store, transportation and general merchandise stocks, all of which were historically inexpensive and for which expectations were low based on slower near-term growth. We also bought several well-positioned companies in the automobile and auto parts sector.

WHAT IS YOUR OUTLOOK?

     Although the markets overall are richly valued, we are not finding it difficult to fill the portfolio with what we believe are attractively valued companies, particularly in the mid-cap range. Our emphasis continues to be on individual stock selection. Rather than focus on the market in general or on specific sectors or themes, we concentrate on fundamentals a stock's quality, yield, price and the issuing company's business potential in our effort to provide investors with attractive returns and lower risk consistent with conservative equity funds.



(1) Morningstar proprietary ratings reflect risk-adjusted performance as of 3/31/97. Value received a four-star rating out of 3,048 funds for the one-year period and a five-star rating out of 1,919 funds for the five-year period ending 3/31/97. The overall rating, which may change monthly, is calculated from the fund's 3-, 5- and 10 year (when available) average total returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one year rating is calculated using the same methodology but is not a component of the overall rating. Ten percent of the funds in an investment category receive five stars. Past performance is no guarantee of future results.


Annual Report                                                     Value     7


                           SCHEDULE OF INVESTMENTS
                                    VALUE

MARCH 31, 1997

Shares                                                                  Value
--------------------------------------------------------------------------------

COMMON STOCKS

AEROSPACE & DEFENSE-2.6%
       1,155,600    Litton Industries, Inc.(1)                  $  46,512,900
                                                                -------------
AIRLINES-0.9%
         185,000    AMR Corp.(1)                                   15,262,500
                                                                -------------

AUTOMOBILES & AUTO PARTS-5.8%
       1,727,000    Cooper Tire and Rubber Company                 31,949,500
         834,000    Echlin Inc.                                    28,356,000
       1,954,400    Superior Industries
                        International, Inc.(2)                     44,218,300
                                                                -------------
                                                                  104,523,800
                                                                -------------

BANKING-3.5%
        537,000     First Virginia Banks, Inc.                     27,521,250
        673,000     Mercantile Bancorporation Inc.                 35,669,000
                                                                -------------
                                                                   63,190,250
                                                                -------------

CHEMICALS & RESINS-8.6%
         190,600    Albemarle Corp.                                 3,406,975
         245,000    Dow Chemical Co.                               19,600,000
         938,100    Great Lakes Chemical Corp.                     43,152,600
         700,000    Lubrizol Corp.                                 22,750,000
       2,021,400    Millennium Chemicals Inc.                      37,901,250
         720,900    Nalco Chemical Co.                             26,943,637
                                                                -------------
                                                                  153,754,462
                                                                -------------

COMMUNICATIONS SERVICES-2.0%
       2,005,300    Frontier Corp.                                 35,844,737
                                                                -------------

COMPUTER SYSTEMS-1.0%
         136,000    International Business
                       Machines Corp.                              18,683,000
                                                                -------------

CONSUMER PRODUCTS-1.4%
         591,200    Tambrands, Inc.                                25,347,700
                                                                -------------

ELECTRICAL & ELECTRONIC
 COMPONENTS-3.1%
       1,333,600    AMP, Inc.                                      45,842,500
         158,000    Tecumseh Products Cl A                          8,986,250
                                                                -------------
                                                                   54,828,750
                                                                -------------


Shares                                                                  Value
--------------------------------------------------------------------------------

ENERGY (PRODUCTION & MARKETING)-7.9%
         447,500    Amoco Corp.                                 $  38,764,688
         129,000    Diamond Shamrock, Inc.                          4,095,750
       1,044,900    MAPCO Inc.                                     32,391,900
         589,200    Murphy Oil Corp.                               27,692,400
       2,152,700    Seagull Energy Corp.(1)                        38,748,600
                                                                -------------
                                                                  141,693,338
                                                                -------------

ENVIRONMENTAL SERVICES-1.9%
       1,185,500    Browning-Ferris Industries, Inc.               34,231,312
                                                                -------------

FOOD & BEVERAGE-5.6%
       2,623,850    Archer-Daniels-Midland Co.                     46,901,319
       1,460,000    Ralcorp Holdings, Inc.(1)                      14,965,000
         141,800    Savannah Foods & Industries, Inc.               1,861,125
       1,115,200    Universal Foods Corp.                          37,080,400
                                                                -------------
                                                                  100,807,844
                                                                -------------

HEALTHCARE-1.3%
         322,900    Bausch & Lomb Inc.                             12,754,550
         320,000    Seafield Capital Corp.                         10,480,000
                                                                -------------
                                                                   23,234,550
                                                                -------------

INDUSTRIAL EQUIPMENT & MACHINERY-5.0%
         999,400    Cooper Industries, Inc.                        43,348,975
       1,497,100    Gerber Scientific, Inc.(2)                     23,205,050
         819,000    Keystone International, Inc.                   14,537,250
         335,000    Watts Industries, Inc.                          7,788,750
                                                                -------------
                                                                   88,880,025
                                                                -------------

INSURANCE-4.3%
         525,000    Argonaut Group, Inc.                           14,700,000
         352,000    CNA Financial Corp.(1)                         37,752,000
         342,900    Home Beneficial Corp. Cl B                     13,008,769
         333,700    NAC Re Corp.                                   11,888,063
                                                                -------------
                                                                   77,348,832
                                                                -------------

METALS & MINING-3.2%
         578,000    Ashland Coal, Inc.                             14,161,000
         689,000    Reynolds Metals Co.                            42,718,000
                                                                -------------
                                                                   56,879,000
                                                                -------------

PACKAGING & CONTAINERS-1.9%
         416,800    ACX Technologies, Inc.(1)                       8,023,400
         985,000    Ball Corporation                               26,102,500
                                                                -------------
                                                                   34,125,900
                                                                -------------

See Notes to Financial Statements


8        Value                                   American Century Investments


                           SCHEDULE OF INVESTMENTS
                                    VALUE

MARCH 31, 1997

Shares                                                                  Value
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS-4.7%
         683,500    Chesapeake Corp.                            $  18,796,250
         653,600    Rayonier, Inc.                                 24,346,600
         471,000    Union Camp Corp.                               22,195,875
         744,400    Westvaco Corp.                                 18,703,050
                                                                -------------
                                                                   84,041,775
                                                                -------------

PUBLISHING-4.3%
         442,000    American Greetings Corp. Cl A                  14,088,750
       1,090,000    Banta Corp.                                    28,067,500
         209,000    Central Newspapers, Inc. Cl A                  10,476,125
       1,003,900    McClatchy Newspapers, Inc.                     23,968,112
                                                                -------------
                                                                   76,600,487
                                                                -------------

RAILROAD-2.3%
         874,000    CSX Corp.                                      40,641,000
                                                                -------------

RETAIL (FOOD & DRUG)-8.2%
       1,181,000    Albertson's, Inc.                              40,154,000
       1,317,700    Brinker International, Inc.(1)                 16,635,963
       2,526,600    Giant Food Inc. Cl A                           80,851,200
         264,500    Hannaford Brothers Co.                          8,794,625
                                                                -------------
                                                                  146,435,788
                                                                -------------

RETAIL (GENERAL MERCHANDISE)-5.1%
       1,725,000    Dillard Department Stores, Inc. Cl A           54,337,500
         389,400    Mercantile Stores Co., Inc.                    18,058,425
         239,500    Nordstrom, Inc.                                 9,086,031
         217,000    Penney (J.C.) Company, Inc.                    10,334,625
                                                                -------------
                                                                   91,816,581
                                                                -------------

TRANSPORTATION-2.5%
         900,000    Rollins Truck Leasing Corp.                    11,925,000
         773,400    XTRA Corp.(2)                                  31,999,425
                                                                -------------
                                                                   43,924,425
                                                                -------------

UTILITIES-8.7%
       1,350,300    Florida Progress Corp.                         41,015,363
         950,000    Kansas City Power & Light Co.                  26,600,000
         411,500    New York State Electric & Gas Corp.             8,898,687
         170,000    Northern States Power Co. (Minn.)               8,053,750
         723,000    Potomac Electric Power Co.                     17,713,500
         420,000    Union Electric Co.                             15,487,500
       1,546,600    Wisconsin Energy Corp.                         37,891,700
                                                                -------------
                                                                  155,660,500
                                                                -------------

Shares/Principal Amount                                                 Value
--------------------------------------------------------------------------------

MISCELLANEOUS-0.5%
         197,800    Juno Lighting, Inc.                     $       3,177,163
         141,000    National Service Industries                     5,516,625
                                                                -------------
                                                                    8,693,788
                                                                -------------

TOTAL COMMON STOCKS-96.3%                                       1,722,963,244
                                                                -------------
   (Cost $1,677,297,374)

CONVERTIBLE BONDS-0.5%

COMMUNICATIONS EQUIPMENT
     $12,534,000    Motorola Inc.,
                       1.612%, 9/27/13(3)                           9,619,845
                                                                -------------
   (Cost $9,154,429)

TEMPORARY CASH INVESTMENTS
$30,000,000 par value FHLB Discount Note,
   5.45%, 4/10/97(4)
                                                                   29,960,925
                                                                -------------

Repurchase Agreement, Merrill Lynch & Co. Inc.,
   (U.S. Treasury obligations), in a joint trading
   account at 6.25%, dated 3/31/97, due
   4/1/97 (Delivery value $27,704,809)                             27,700,000
                                                                -------------

TOTAL TEMPORARY CASH INVESTMENTS-3.2%                              57,660,925
                                                                -------------
   (Cost $57,660,925)

TOTAL INVESTMENT SECURITIES-100.0%                             $1,790,244,014
                                                               ==============
   (Cost $1,744,112,728)

See Notes to Financial Statements


Annual Report                                                     Value     9


                           SCHEDULE OF INVESTMENTS
                                    VALUE

NOTES TO SCHEDULE OF INVESTMENTS
FHLB = Federal Home Loan Bank

(1)  Non-income producing.

(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer which is or was an affiliate at or during the year ended March 31, 1997.)

(3) This security is a zero-coupon bond. The effective yield to maturity at March 31, 1997 is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(4) The rates for U.S. Government Agency discount notes are the yield to maturity at March 31, 1997.

See Notes to Financial Statements


10     Value                                     American Century Investments


                                  EQUITY INCOME

TOTAL RETURNS AS OF MARCH 31, 1997
--------------------------------------------------------------------------------
                                                         AVERAGE ANNUAL RETURNS
                                           6 MONTHS     1 YEAR      LIFE OF FUND
--------------------------------------------------------------------------------
INVESTOR CLASS (inception 8/1/94)
     EQUITY INCOME........................... 8.33%      16.24%         19.78%
     S&P 500.................................11.27%      19.82%         23.48%
     Lipper Equity Income Fund Index......... 9.78%      15.39%         17.73%
--------------------------------------------------------------------------------
ADVISOR CLASS (inception 3/7/97)
     EQUITY INCOME...................................................   -2.89%
     S&P 500.........................................................   -5.47%
     Lipper Equity Income Fund Index.................................   -3.24%

See pages 29, 32 and 33 for more information about share classes, comparative indices and returns.


PORTFOLIO CHARACTERISTICS AT A GLANCE
                                               3/31/97            3/31/96
Number of Companies                                65                64
Average Dividend
   Yield of Holdings                             4.1%              4.1%
Price/Earnings Ratio                             14.9              15.1
Portfolio Turnover                               159%              170%
Expense Ratio (for Investor Class)              1.00%             0.98%


[line graph - data described below]

GROWTH OF $10,000 OVER LIFE OF FUND (Investor Class)

     EQUITY         EQUITY INCOME      S & P 500
     INCOME          FUND INDEX*         INDEX
     $10,000         $10,000           $10,000
     $10,360         $10,333           $10,314
     $10,248         $10,137           $10,108
     $10,349         $10,192           $10,319
     $10,038          $9,810            $9,911
     $10,053          $9,888           $10,106
     $10,499         $10,064           $10,351
     $10,884         $10,388           $10,725
     $11,069         $10,632           $11,087
     $11,417         $10,886           $11,397
     $11,641         $11,220           $11,811
     $11,809         $11,369           $12,142
     $12,056         $11,680           $12,528
     $12,097         $11,824           $12,524
     $12,347         $12,191           $13,104
     $12,285         $12,018           $13,039
     $12,763         $12,520           $13,574
     $13,031         $12,827           $13,890
     $13,325         $13,120           $14,343
     $13,506         $13,218           $14,443
     $13,913         $13,385           $14,635
     $14,026         $13,513           $14,831
     $14,345         $13,713           $15,171
     $14,558         $13,734           $15,289
     $14,029         $13,285           $14,591
     $14,466         $13,584           $14,865
     $14,927         $14,075           $15,759
     $15,043         $14,408           $16,171
     $15,830         $15,232           $17,357
     $16,069         $15,131           $17,075
     $16,272         $15,686           $18,118
     $16,576         $15,969           $18,225
     $16,171         $15,452           $17,536

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data quoted is for Investor Class only; performance for other classes will vary due to differences in fee structure (see the Total Returns table above). The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return lines of the indices do not.


11   Equity Income                               American Century Investments


                                EQUITY INCOME

Management Q & A

     An interview with Phil Davidson and Peter Zuger, portfolio managers on the Equity Income fund management team.

HOW DID THE FUND PERFORM?

     For the year ended March 31, 1997, Equity Income posted a strong performance, providing a total return of 16.24%. It outperformed its benchmark, the Lipper Equity Income Fund Index, which returned 15.39%. Neither the fund nor its benchmark matched the 19.82% gain recorded by the S&P 500 for the same period.

WHAT FACTORS HELPED THE FUND PERFORM BETTER THAN ITS BENCHMARK?

     The fund had a significant concentration of energy stocks and real estate investment trusts (REITs). Investments in the energy sector, where we had a relatively large weighting at the beginning of the fiscal year, contributed positively to returns as stock performance followed the price of oil and gas upward.

     REITs produced above-average yields, while appreciating handsomely. This group had underperformed the market in 1994 as interest rates climbed, creating an attractive investment opportunity in 1995. The market perception of REITs improved in 1996 as a nationwide oversupply of office buildings and apartments diminished and interest rates declined. We sold most of our REIT holdings during the final six months of the fiscal year at attractive gains and reinvested the proceeds in electric utility stocks, which helped maintain the fund's yield.

WILL YOU DISCUSS THE FUND'S PERFORMANCE IN RELATION TO THE S&P 500?

     In periods of above-average returns, such as the period covered by this report, equity income funds tend to lag the S&P 500. As described in the Period Overview on page 3, the S&P 500's performance came primarily from a narrow list of large-company stocks with household names. Many of these "blue-chips" with predictable earnings, such as Coca-Cola and Procter & Gamble, attracted a strong investor following. However, most of these companies did not

[bar graph - data below]

EQUITY INCOME'S FISCAL YEAR RTURNS (1) (Periods ending March 31)

                                         1995          1996        1997

Equity Income (1)                      10.69%        25.67%      16.24%

Lipper Equity Income Fund Index         6.32%        25.95%      15.39%

This chart illustrates the fund's returns since its inception and compares them with the index's returns. See page 32 for a description of the index.
Past performance is no guarantee of future results.

(1) Investor Class.

(2) Return from the fund's 8/1/94 inception date to 3/31/95.


Annual Report                                             Equity Income    12


                                EQUITY INCOME

meet our criteria for dividend yield or price, so we didn't participate in their gains. Instead, we focused more on medium-capitalization companies, where we felt the valuations were more attractive and the potential return for investors were greater.

     Another factor that lowered the fund's return was our sizable investment in electric utility stocks. These companies were out of favor during the period because of rising interest rates and the competitive environment that utilities face because of deregulation. However, selected utilities met our criteria for fundamentally strong companies that are fairly valued or are temporarily out of favor with investors. Moreover, we believe that well-positioned, low-cost producers of electric power, like the electric utilities in the fund, will prosper in an era of deregulation. At the prices that prevailed when the period closed, these stocks offered good dividend yields and appreciation potential.

     For the period, Equity Income performed in line with expectations: while it lagged the S&P 500 during sharp advances, it outpaced the index during declines, resulting in lower overall volatility. For example, in late March, many investors left the market after the Federal Reserve raised short-term interest rates. From the market peak on March 10, 1997, to the end of the period three weeks later, the S&P 500 dropped 6.48% compared with a decline of only 3.33% for Equity Income.

WHAT WAS THE YIELD OF THE FUND'S HOLDINGS AT THE END OF THE PERIOD? HOW WAS THAT YIELD MAINTAINED?

     The 4.11% average yield of Equity Income's holdings on March 31, 1997, was well ahead of the S&P 500's 1.99% yield. One way the fund maintained its yield was by continuing to own convertible securities, which are income-paying investments that can be converted into common stock. The fund's 18% weighting in convertibles as of March 31, 1997, was at the low end of its more typical range of 20% to 40%. This was because many of the securities available in the market were expensive and of lower quality. Because we want yield without sacrificing quality, we looked beyond convertibles to meet the fund's income requirements.

     We identified several high-yielding common stocks within the chemical industry. Among the companies we have invested in to the benefit of the fund are Nalco Chemical Co., Dow Chemical Co. and Millennium Chemical Co. These companies are attractive investments because they are mature businesses that pay generous dividends.

TOP TEN HOLDINGS                          % of fund investments
                                        As of              As of
                                       3/31/97            9/30/96

Giant Food Inc. Cl A                   4.8%                4.2%
Tambrands, Inc.                        3.5%                1.9%
Price/Costco, Inc., 5.75%,
   5/15/02 (convertible bond)          3.1%                2.9%
Florida Progress Corp.                 2.7%                0.4%
General Mills, Inc.                    2.7%                1.3%
Kansas City Power & Light Co.          2.6%                2.6%
NAC Re Corp., 5.25%,
   12/15/02 (convertible bond)         2.6%                2.8%
Argonaut Group, Inc.                   2.5%                2.0%
Penney (J.C.) Company, Inc.            2.4%                   -
Wisconsin Energy Corp.                 2.4%-


TOP FIVE  HOLDINGS                        % of fund investments
                                        As of              As of
                                       3/31/97            9/30/96

Utilities                             14.9%               14.9%
Food & Beverage                        7.6%                7.6%
Banking                                7.5%                3.4%
Retail (General Merchandise)           7.4%                2.9%
Retail (Food & Drug)                   7.2%                4.8%


13   Equity Income                               American Century Investments


                                EQUITY INCOME

WHAT STOCKS ADDED MOST TO THE FUND'S RETURNS?

     The best performance by far was turned in by Petrolite, a mid-sized St. Louis manufacturer of chemicals used in oil fields. We sold the stock after Baker Hughes, an oil services company, announced it was acquiring the firm. Once a stock's price surpasses what we determine to be its fair value, we sell it to make room for other stocks whose prices are depressed and represent more attractive opportunities for the fund.

     BellSouth, a regional phone company, also contributed to the fund's returns. BellSouth's stock fluctuated within a tight range as concerns over possible deregulation increased and then abated. We bought the stock when worries about deregulation depressed its price, creating an attractive yield and appreciation potential. We subsequently sold the position at a favorable price as market sentiment pushed the shares above our measure of fair value.

     Another strong performer was Societe Nationale Elf Aquitaine, a global energy company with improving oil production rates. We bought the stock at a discount, due partly to the market's perception that the French government exerted too much control over management. In the second half of 1996, the stock rebounded as the state's influence eased and oil prices climbed. Additionally, oil discoveries on the West African coast exceeded investor expectations, further boosting the company's price. The stock was then sold early this year after it exceeded our expectations.

WHICH HOLDINGS PERFORMED POORLY?

     One disappointment has been Frontier Corp., a regional phone company serving western New York state. Increased competitive pressure in the long distance market has led to a decline in the stock's price. The company is participating in building a long distance network, an investment we believe will ultimately result in lower operating costs when capital improvements are complete next year.

     Argonaut Group Inc., a California insurance company, did not appreciate as we expected, partly due to limited growth in its market. However, we like the stock because it has a healthy 5.28% yield, it sells at a discount to its peers, and the company is a leader in insuring workmen's compensation risks.

WHAT SIGNIFICANT CHANGES DID YOU MAKE TO THE FUND'S PORTFOLIO SINCE THE SEMIANNUAL REPORT?

     As mentioned earlier, we sold the fund's REIT holdings in favor of other moderate- to higher-yielding stocks. We also sold some consumer product and food company holdings as they reached fair valuation. In other cases, we sold the stocks of companies that successfully spun off less attractive divisions, leading to improved shareholder value and higher stock prices. For example, American Brands is spinning off its British tobacco subsidiary, while 3M spun off its information data and storage division.

     We increased our investment in retail stocks, such as Dillard Department Stores and Mercantile Stores Co. We bought these stocks at prices that were depressed by a seasonal softness in retail sales. The fundamentals of these companies remain strong, and we think they will add value to the portfolio over time.

WHAT'S YOUR OUTLOOK FOR THE FUND?

     The market may be entering a period of volatility driven by uncertainty over the future of interest rates. Equity Income can be expected to do well relative to the broader market in a more volatile environment. Given the fund's conservative charter, it invests in mature, out-of-favor companies with good relative yields and fundamentally sound underlying businesses. This combination of above-average yields, reasonable valuations and solid longer-term business prospects should help cushion the fund's performance during market weakness.


Annual Report                                             Equity Income    14


                             SCHEDULE OF INVESTMENTS
                                  EQUITY INCOME

MARCH 31, 1997

Shares                                                            Value
--------------------------------------------------------------------------------

COMMON STOCKS

BANKING-5.3%
        84,000  First Virginia Banks, Inc.               $    4,305,000
        80,095  Mercantile Bancorporation Inc.                4,245,035
        38,200  UMB Financial Corp.                           1,542,325
                                                         --------------
                                                             10,092,360
                                                         --------------
CHEMICALS & RESINS-5.1%
        28,000  Dow Chemical Co.                              2,240,000
        41,900  Great Lakes Chemical Corp.                    1,927,400
        24,000  Lubrizol Corp.                                  780,000
       182,000  Millennium Chemicals Inc.                     3,412,500
        35,300  Nalco Chemical Co.                            1,319,337
                                                         --------------
                                                              9,679,237
                                                         --------------
COMMUNICATIONS SERVICES-2.2%
       235,200  Frontier Corp.                                4,204,200
                                                         --------------

CONSUMER PRODUCTS-6.2%
        80,000  National Presto Industries, Inc.              2,870,000
       153,100  Tambrands, Inc.                               6,564,163
        44,000  WD-40 Co.                                     2,227,500
                                                         --------------
                                                             11,661,663
                                                         --------------
ELECTRICAL & ELECTRONIC
COMPONENTS-1.2%
        64,000  AMP, Inc.                                     2,200,000
                                                         --------------

ENERGY (PRODUCTION & MARKETING)-3.2%
        45,000  Amoco Corp.                                   3,898,125
        47,000  Murphy Oil Corp.                              2,209,000
                                                         --------------
                                                              6,107,125
                                                         --------------
ENVIRONMENTAL SERVICES-0.5%
        36,400  Browning-Ferris Industries, Inc.              1,051,050
                                                         --------------
FOOD & BEVERAGE-7.6%
       124,000  Archer-Daniels-Midland Co.                    2,216,500
        83,300  General Mills, Inc.                           5,175,012
        87,500  International Multifoods Corp.                1,793,750
        40,000  McCormick & Co., Inc.                           977,500
       125,300  Universal Foods Corp.                         4,166,225
                                                         --------------
                                                             14,328,987
                                                         --------------


Shares                                                            Value
--------------------------------------------------------------------------------

HEALTHCARE-2.1%
       120,000  Seafield Capital Corp.                   $    3,930,000
                                                         --------------
INDUSTRIAL EQUIPMENT & MACHINERY-4.3%
       154,000  Goulds Pumps, Inc.                            3,628,625
       253,000  Keystone International, Inc.                  4,490,750
                                                         --------------
                                                              8,119,375
                                                         --------------
INSURANCE-3.7%
       170,500  Argonaut Group, Inc.                          4,774,000
        59,100  Home Beneficial Corp. Cl B                    2,242,106
                                                         --------------
                                                              7,016,106
                                                         --------------
METALS & MINING-1.9%
        55,000  Ashland Coal, Inc.                            1,347,500
        35,000  Reynolds Metals Co.                           2,170,000
                                                         --------------
                                                              3,517,500
                                                         --------------
PACKAGING & CONTAINERS-1.9%
        76,400  AptarGroup, Inc.                              2,922,300
        26,500  Ball Corporation                                702,250
                                                         --------------
                                                              3,624,550
                                                         --------------
PAPER & FOREST PRODUCTS-5.2%
        90,000  Rayonier, Inc.                                3,352,500
        89,000  Union Camp Corp.                              4,194,125
        95,700  Westvaco Corp.                                2,404,463
                                                         --------------
                                                              9,951,088
                                                         --------------
PUBLISHING-1.1%
        40,000  Banta Corp.                                   1,030,000
        30,000  Deluxe Corp.                                    971,250
                                                         --------------
                                                              2,001,250
                                                         --------------
RAILROAD-0.6%
        23,000  CSX Corp.                                     1,069,500
                                                         --------------
REAL ESTATE-0.4%
        30,000  Chateau Properties, Inc.                        776,250
                                                         --------------
RESTAURANTS-2.2%
       164,000  Luby's Cafeterias, Inc.                       3,054,500
        40,000  Sbarro, Inc.                                  1,130,000
                                                         --------------
                                                              4,184,500
                                                         --------------
RETAIL (FOOD & DRUG)-6.1%
       281,100  Giant Food Inc. Cl A                          8,995,200
        93,000  Weis Markets, Inc.                            2,580,750
                                                         --------------
                                                             11,575,950
                                                         --------------

See Notes to Financial Statements


15    Equity Income                        American Century Investments


                             SCHEDULE OF INVESTMENTS
                                  EQUITY INCOME

MARCH 31, 1997

Shares/Principal Amount                                           Value
--------------------------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-4.3%
        65,000  Dillard Department Stores, Inc. Cl A     $    2,047,500
        31,200  Mercantile Stores Co., Inc.                   1,446,900
        96,500  Penny (J.C.) Company, Inc.                    4,595,812
                                                         --------------
                                                              8,090,212
                                                         --------------
UTILITIES-14.9%
       125,500  AGL Resources Inc.                            2,306,063
        92,000  CIPSCO Inc.                                   3,254,500
       170,200  Florida Progress Corp.                        5,169,825
        16,444  IPALCO Enterprises, Inc.                        499,486
       174,600  Kansas City Power & Light Co.                 4,888,800
       195,200  New York State Electric & Gas Corp.           4,221,200
        98,000  Potomac Electric Power Co.                    2,401,000
        44,500  South Jersey Industries, Inc.                   951,188
       184,000  Wisconsin Energy Corp.                        4,508,000
                                                         --------------
                                                             28,200,062
                                                         --------------
MISCELLANEOUS-1.4%
        50,000  Juno Lighting, Inc.                             803,125
        46,000  National Service Industries                   1,799,750
                                                         --------------
                                                              2,602,875
                                                         --------------
TOTAL COMMON STOCKS-81.4%                                   153,983,840
                                                         --------------
   (Cost $152,086,907)

CONVERTIBLE PREFERRED STOCKS

BANKING-2.2%
       165,000  National Australia Bank Ltd. SA(1)            4,125,000
                                                         --------------
ENERGY (PRODUCTION & MARKETING)-3.1%
        46,100  Ultramar Diamond Shamrock, Inc.(1)            2,892,775
        55,500  Unocal Corp.                                  3,010,875
                                                         --------------
                                                              5,903,650
                                                         --------------
TOTAL CONVERTIBLE PREFERRED
STOCKS-5.3%                                                  10,028,650
                                                         --------------
   (Cost $10,023,513)

CONVERTIBLE BONDS

BUILDING & HOME IMPROVEMENTS-1.0%
    $2,000,000  Masco Corp., 5.25%, 2/15/12                   1,977,500
                                                         --------------


Principal Amount                                                  Value
--------------------------------------------------------------------------------
CHEMICALS & RESINS-1.7%
    $7,000,000  RPM, Inc., 5.20%, 9/30/12(2)             $    3,158,750
                                                         --------------

INDUSTRIAL EQUIPMENT & MACHINERY-2.0%
     3,605,000  Cooper Industries, Inc.,
                   7.05%, 1/1/15                              3,812,288
                                                         --------------

INSURANCE-2.6%
     5,000,000  NAC Re Corp., 5.25%, 12/15/02
                   (Acquired 5/1/96 through
                   1/13/97, Cost $4,826,000)(3)               4,875,000
                                                         --------------

RETAIL (FOOD & DRUG)-1.1%
     2,000,000  Food Lion, Inc., 5.00%, 6/1/03
                   (Acquired 2/20/97,
                   Cost $2,161,100)(3)                        2,170,000
                                                         --------------

RETAIL (GENERAL MERCHANDISE)-3.1%
     6,000,000  Price/Costco, Inc., 5.75%, 5/15/02            5,872,500
                                                         --------------

RETAIL (SPECIALTY)-1.2%
     3,000,000  Jacobson Stores Inc.,
                   6.75%, 12/15/11                            2,280,000
                                                         --------------

TOTAL CONVERTIBLE BONDS-12.7%                                24,146,038
                                                         --------------
   (Cost $23,564,482)

TEMPORARY CASH INVESTMENTS-0.6%

Repurchase Agreement, Goldman Sachs & Co.,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 6.40%, dated 3/31/97,
    due 4/1/97 (Delivery value $1,100,196)                    1,100,000
                                                         --------------
   (Cost $1,100,000)

TOTAL INVESTMENT SECURITIES-100.0%                         $189,258,528
                                                           ============
   (Cost $186,774,902)

See Notes to Financial Statements


Annual Report                                             Equity Income    16

                            SCHEDULE OF INVESTMENTS
                                 EQUITY INCOME

NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.

(2) This security is a zero-coupon bond. The effective yield to maturity at March 31, 1997 is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 1997, was $7,045,000, which represented 3.5% of the net assets of Equity Income.

See Notes to Financial Statements


17     Equity Income                             American Century Investments


                      STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 1997
                                                                                                                 EQUITY
                                                                                            VALUE                INCOME
ASSETS
Investment securities, at value (identified cost of $1,744,112,728
     and $186,774,902, respectively) (Note 3)...................................    $1,790,244,014           $189,258,528
Cash ...........................................................................         3,824,081                454,103
Receivable for investments sold.................................................        30,412,383             12,882,158
Receivable for capital shares sold..............................................           582,974                  2,603
Dividends and interest receivable...............................................         2,149,874                696,844
                                                                                    ---------------          ------------
                                                                                     1,827,213,326            203,294,236
                                                                                    ---------------          ------------

LIABILITIES
Disbursements in excess of demand deposit cash..................................         1,701,295                536,202
Payable for investments purchased...............................................        45,145,976              2,813,809
Payable for capital shares redeemed.............................................         5,983,403                364,664
Accrued management fees (Note 2)................................................         1,534,791                172,366
Distribution fees payable (Note 2)..............................................             6,641                      3
Service fees payable (Note 2)...................................................             6,641                      3
Other liabilities...............................................................             2,463                    496
                                                                                    ---------------          ------------
                                                                                         54,381,210             3,887,543
                                                                                    ---------------          ------------
NET ASSETS......................................................................     $1,772,832,116          $199,406,693
                                                                                    ===============          ============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus).........................................     $1,635,980,794          $184,481,504
Distributions in excess of net investment income................................          (356,054)              (68,274)
Accumulated net realized gain on investment
and foreign currency transactions...............................................         91,074,081            12,509,837
Net unrealized appreciation on investments and translation of
     assets and liabilities in foreign currencies (Note 3)......................         46,133,295             2,483,626
                                                                                    ---------------          ------------
                                                                                     $1,772,832,116          $199,406,693
                                                                                    ===============          ============
INVESTOR CLASS
Net assets......................................................................     $1,743,581,944          $199,388,323
Shares outstanding..............................................................        265,122,707            31,585,437
Net asset value per share ......................................................              $6.58                 $6.31

ADVISOR CLASS
Net assets......................................................................       $29,250,172                $18,370
Shares outstanding..............................................................         4,447,036                  2,910
Net asset value per share.......................................................            $ 6.58                  $6.31

See Notes to Financial Statements


18   Statements of Assets and Liabilities           American Century Investments


                                           STATEMENTS OF OPERATIONS

                                                                                                   EQUITY
YEAR ENDED MARCH 31, 1997                                                        VALUE             INCOME

INVESTMENT INCOME
INCOME:
     Dividends (net of foreign taxes withheld
         of $243,038 and $15,770, respectively)...........................  $34,406,618         $5,343,135
     Interest.............................................................    3,046,989          1,710,627
                                                                            ------------        ----------
                                                                             37,453,607          7,053,762
                                                                            ------------        ----------
EXPENSES (NOTE 2):
     Management fees......................................................   13,047,153          1,579,957
     Distribution fees-Advisor Class......................................       35,593                  3
     Shareholder service fees-Advisor Class ..............................       35,593                  3
     Directors' fees and expenses.........................................       12,363              1,484
                                                                            ------------        ----------
                                                                             13,130,702          1,581,447
                                                                            ------------        ----------

NET INVESTMENT INCOME.....................................................   24,322,905          5,472,315
                                                                            ------------        ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3)
Net realized gain on:
     Investments..........................................................  167,586,702         21,971,370
     Foreign currency transactions........................................    1,002,205             41,708
                                                                            ------------        ----------
                                                                            168,588,907         22,013,078
                                                                            ------------        ----------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:
     Investments..........................................................  (11,159,747)       (4,218,228)
     Translation of assets and liabilities
        in foreign currencies.............................................      142,480             21,426
                                                                             -----------        ----------
                                                                            (11,017,267)       (4,196,802)
                                                                            ------------        ----------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS.......................................................  157,571,640         17,816,276
                                                                            ------------        ----------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS................................................. $181,894,545        $23,288,591
                                                                            ============       ===========

See Notes to Financial Statements

Annual Report                                  Statements of Operations    19



                                           STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED MARCH 31, 1997                                                                                EQUITY
AND MARCH 31, 1996                                                            VALUE                       INCOME
                                                                              -----                       ------
                                                                  March 31,       March 31,         March 31,      March 31,
INCREASE (DECREASE) IN NET ASSETS                                   1997            1996              1997           1996

OPERATIONS

Net investment income.......................................    $24,322,905      $12,842,485      $5,472,315     $2,971,057
Net realized gain on investments
   and foreign currency transactions........................    168,588,907       93,357,747      22,013,078     11,637,714
Change in net unrealized appreciation (depreciation)
   on investments and translation of assets
   and liabilities in foreign currencies....................    (11,017,267)      42,011,788      (4,196,802)     4,726,626
                                                              --------------      -----------     -----------    ----------
Net increase in net assets
resulting from operations...................................    181,894,545      148,212,020      23,288,591     19,335,397
                                                              --------------      -----------     -----------    ----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
   Investor Class...........................................    (24,153,903)     (12,842,485)     (5,494,780)   (2,971,057)
   Advisor Class............................................       (213,484)                -            (20)             -
In excess of net investment income:.........................
   Investor Class...........................................       (120,914)        (698,226)         (5,884)      (99,756)
   Advisor Class............................................           (397)                -           (184)             -
From net realized gains from investment transactions:.......
   Investor Class...........................................   (123,357,187)     (47,886,954)    (14,539,539)   (6,912,073)
   Advisor Class............................................     (2,470,879)                -               -             -
                                                              --------------      -----------     -----------    ----------
Decrease in net assets from distributions...................   (150,316,764)     (61,427,665)    (20,040,407)   (9,982,886)
                                                              --------------      -----------     -----------    ----------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase in net assets
from capital share transactions.............................    859,369,095      446,819,834      79,466,151     55,127,007
                                                              --------------      -----------     -----------    ----------

NET INCREASE IN NET ASSETS..................................    890,946,876      533,604,189      82,714,335     64,479,518

NET ASSETS

Beginning of year...........................................    881,885,240      348,281,051     116,692,358     52,212,840
                                                              --------------      -----------     -----------    ----------

End of year................................................. $1,772,832,116     $881,885,240    $199,406,693   $116,692,358
                                                              ==============     ============    ============  ============

Undistributed (distributions in excess of)
net investment income.......................................      $(356,054)         $44,482       $(68,274)        $22,485
                                                              ==============     ============    ============   ===========


See Notes to Financial Statements


20   Statements of Changes in Net Assets            American Century Investments


                          NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION-American Century Capital Portfolios, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Two series of shares, investing primarily in equity securities, are currently issued as American Century Value Fund (Value) and American Century Equity Income Fund (Equity Income) (the Funds). The investment objective of Value is long-term capital growth. Income is a secondary objective. The fund seeks to achieve its investment objectives by investing in securities that management believes to be undervalued at the time of purchase. The investment objective of Equity Income is the production of current income. Capital appreciation is a secondary objective. The fund seeks to achieve its objectives by investing primarily in income-producing equity securities. In the pursuit of its objectives, the fund seeks a yield that exceeds the yield of securities comprising the Standard & Poor's 500 Composite Stock Price Index. On September 3, 1996, the Funds implemented a multiple class structure whereby each Fund is authorized to issue three classes of shares: the Investor Class, the Institutional Class and the Advisor Class. The shares outstanding prior to September 3, 1996, are designated as Investor Class shares. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class for Value and Equity Income commenced on October 2, 1996 and March 7, 1997, respectively. Sale of the Institutional Class for each Fund had not commenced as of March 31, 1997. The following significant accounting policies related to the Funds are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS-Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS-Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME-Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

     FOREIGN CURRENCY TRANSACTIONS-The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS-The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Funds will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms. There were no open forward foreign currency exchange contracts at March 31, 1997.

     FUTURES CONTRACTS-The Funds may enter into stock index futures contracts in order to manage each Fund's exposure to


Annual Report                             Notes to Financial Statements    21


                          NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1997

changes in market conditions. One of the risks of entering into futures contracts includes the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, each Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. Each Fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at March 31, 1997

     REPURCHASE AGREEMENTS-The Funds may enter into repurchase agreements with institutions that the Funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT-Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund, along with other registered investment companies having management agreements with ACIM and Benham Management Corporation, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS-It is the policy of the Funds to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS-Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.

     The income dividends paid by the Funds are taxable to most shareholders as ordinary income. The portion of the ordinary income dividends (including net short-term capital gains) attributable to the fiscal year ended March 31, 1997, that qualified for the dividends received deduction for corporate shareholders was 19% and 22% for Value and Equity Income, respectively.

     Value and Equity Income have designated $13,551,959 and $1,457,582, respectively, as a capital gain dividend for the purpose of the dividends paid deduction.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for foreign currency transactions and wash sales.

     SUPPLEMENTARY INFORMATION-Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc., and the Corporation's transfer agent, American Century Services Corporation.

     USE OF ESTIMATES-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES


     The Corporation has entered into a Management Agreement with ACIM that provides the Funds with investment advisory and management services in exchange for a single, unified management fee per class. Additional fees apply to the Advisor Class shares, as described in the respective prospectus. The Agreement provides that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expense, will be paid by ACIM. The fee is computed daily and paid monthly based on each Fund's average daily closing net assets during the previous


22   Notes to Financial Statements                 American Century Investments


                          NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1997

month. The annual management fee for each class is 1.00% and 0.75% for the Investor Class and Advisor Class, respectively.

     The Board of Directors has adopted a shareholder services and distribution plan for the Advisor Class, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Advisor Class Master Distribution and Shareholder Services Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with ACIS and/or ACIM. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Master Distribution and Shareholder Services Plan during the period October 2, 1996 (commencement of sale of Advisor class for Value) and March 7, 1997 (commencement of sale of Advisor class for Equity Income) through March 31, 1997, were $71,186 for Value and $6 for Equity Income.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS


     The aggregate cost of investment securities purchased (excluding short-term investments) for the year ended March 31, 1997, for Value and Equity Income totaled $2,149,773,060, and $239,921,378, respectively, for common stocks; $18,680,084 for Equity Income for preferred stock; and $18,979,682 and $44,788,000, respectively, for other debt obligations. Proceeds from investment securities sold (excluding short-term investments) totaled $1,370,687,532 and $191,651,950, respectively, for common stocks; $17,009,823 for Equity Income for preferred stocks; $40,303,713 and $38,479,356, respectively for other debt obligations.

     As of March 31, 1997, accumulated net unrealized appreciation for Value and Equity Income was $42,803,299 and $2,180,703, based on the aggregate cost of investments of $1,747,440,715 and $187,077,825, respectively, for federal income tax purposes. Accumulated net unrealized appreciation consisted of unrealized appreciation of $89,881,965 and $7,086,079 for Value and Equity Income and unrealized depreciation of $47,078,666 and $4,905,376, respectively.


Annual Report                             Notes to Financial Statements    23


                          NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1997

4. CAPITAL SHARE TRANSACTIONS

     There  are  350,000,000  and  150,000,000  shares  of  the  Investor  Class authorized for issuance for Value and Equity Income, respectively, and 145,000,000 and 62,500,000 shares of the Advisor Class authorized for issuance for Value and Equity Income, respectively. All shares are $0.01 par value. Transactions in shares of the Funds were as follows:

                                                                     VALUE                          EQUITY INCOME
                                                            Shares           Amount           Shares            Amount
INVESTOR CLASS

YEAR ENDED MARCH 31, 1997:
Shares sold...........................................    196,286,153    $1,303,453,155      24,431,148     $156,236,587
Shares issued in reinvestment of distributions........     22,400,228       144,836,133       3,056,977       19,088,856
Shares redeemed.......................................   (93,171,882)     (618,750,013)    (15,045,815)     (95,878,404)
                                                        -------------    --------------    ------------     ------------
Net increase..........................................    125,514,499    $  829,539,275      12,442,310     $ 79,447,039
                                                        =============    ==============    ============     ============

YEAR ENDED MARCH 31, 1996:
Shares sold...........................................    108,909,750    $  643,896,003      14,703,393    $  85,832,083
Shares issued in reinvestment of distributions........     10,332,725        60,265,897       1,672,244        9,607,360
Shares redeemed.......................................   (43,370,111)     (257,342,066)     (6,860,307)     (40,312,436)
                                                        -------------     -------------    ------------     ------------
Net increase..........................................     75,872,364    $  446,819,834       9,515,330    $  55,127,007
                                                        =============    ==============    ============     ============

ADVISOR CLASS

OCTOBER 2, 1996(1) THROUGH MARCH 31, 1997
Shares sold...........................................      4,417,250   $    29,766,624           2,878 $         18,908
Shares issued in reinvestment of distributions........        416,263         2,684,756              32              204
Shares redeemed.......................................      (386,477)       (2,621,560)               -                -
                                                        -------------     -------------    ------------     ------------
Net increase .........................................      4,447,036       $29,829,820           2,910          $19,112
                                                        =============    ==============    ============     ============

(1)  Sale of the Advisor Class  commenced on October 2, 1996 for Value and March
     7, 1997 for Equity Income.


24   Notes to Financial Statement                  American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

5. AFFILIATED COMPANY TRANSACTIONS

     A summary of transactions for each issuer which is or was an affiliate at or during the year ended March 31, 1997, follows:

                                                                                                        March 31, 1997
                               Share                                      Realized
                              Balance      Purchase         Sales           Gain                        Share         Market
Fund/Issuer                   3/31/96        Cost           Cost           (Loss)          Income      Balance         Value
VALUE
Gerber Scientific, Inc.       530,800    $13,178,946        $54,425           $7,190      $347,456   1,497,100      $23,205,050
Petrolite Corporation         461,600      9,412,625     21,819,222       22,114,279       599,032           -                -
Superior Industries
   International, Inc.              -     46,886,319              -                -       157,992   1,954,400       44,218,300
XTRA Corp.                    200,000     24,679,584        196,997             (76)       326,872     773,400       31,999,425
                                         -----------    -----------      -----------    ----------                  -----------
                                         $94,157,474    $22,070,644      $22,121,393    $1,431,352                  $99,422,775
                                         ===========    ===========      ===========    ==========                 ============

--------------------------------------------------------------------------------
6. CORPORATE EVENTS

The following name changes became effective January 1, 1997:

                        NEW NAMES                                            FORMER NAMES
FUNDS' ISSUER:          American Century Capital Portfolios, Inc.            Twentieth Century Capital Portfolios, Inc.
FUNDS:                  American Century Value Fund                          Twentieth Century Value
                        American Century Equity Income Fund                  Twentieth Century Equity Income
PARENT COMPANY:         American Century Companies, Inc.                     Twentieth Century Companies, Inc.
DISTRIBUTOR:            American Century Investment Services, Inc.           Twentieth Century Securities, Inc.
TRANSFER AGENT:         American Century Services Corporation                Twentieth Century Services, Inc.


Annual Report                              Notes to Financial Statement    25


                              FINANCIAL HIGHLIGHTS
                                      VALUE

                                     For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                                                            Advisor
                                                                       Investor Class                        Class

                                                      1997            1996        1995        1994(1)       1997(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period...............    $6.32         $5.46       $4.98      $ 5.01           $6.71
                                                     -------       -------     -------      -------        -------
Income From Investment Operations
   Net Investment Income (3).......................     0.12          0.13        0.12         0.08           0.05
   Net Realized and Unrealized Gain
     (Loss) on Investment Transactions.............     0.87          1.34        0.75       (0.04)           0.48
                                                     -------       -------     -------      -------        -------
   Total From Investment Operations................     0.99          1.47        0.87         0.04           0.53
                                                     -------       -------     -------      -------        -------

Distributions
   From Net Investment Income......................   (0.12)        (0.12)      (0.12)       (0.07)         (0.05)
   In Excess of Net Investment Income..............        -        (0.01)           -            -              -
   From Net Realized Gains
     on Investment Transactions....................   (0.61)        (0.48)      (0.27)            -         (0.61)
                                                     -------       -------     -------      -------        -------
   Total Distributions.............................   (0.73)        (0.61)      (0.39)       (0.07)         (0.66)
                                                     -------       -------     -------      -------        -------

Net Asset Value, End of Period.....................    $6.58         $6.32       $5.46        $4.98          $6.58
                                                     =======       =======     =======      =======        =======
   Total Return(4).................................   15.92%        28.06%      18.56%        0.83%          8.07%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets..............................    1.00%         0.97%       1.00%     1.00%(5)       1.25%(5)

Ratio of Net Investment Income
to Average Net Assets..............................    1.86%         2.17%       2.65%     3.37%(5)       1.50%(5)

Portfolio Turnover Rate............................     111%          145%         94%          79%           111%

Average Commission Paid per
Investment Security Traded.........................  $0.0459       $0.0409        -(6)         -(6)        $0.0459

Net Assets, End of Period
   (in thousands)................................ $1,743,582      $881,885    $348,281      $87,798        $29,250

(1) September 1, 1993 (inception) through March 31, 1994.

(2)  October 2, 1996  (commencement  of sale of Advisor class) through March 31,
     1997.

(3) Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

(6) Disclosure of average commission paid per investment security traded was not required prior to the year ended March 31, 1995.

See Notes to Financial Statements


26    Financial Highlights                       American Century Investments


                              FINANCIAL HIGHLIGHTS
                                  EQUITY INCOME

                                       For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                               Investor                        Advisor
                                                                                 Class                          Class
                                                                   1997           1996         1995(1)         1997(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period.........................     $6.10          $5.42          $5.00          $6.57
                                                                -------        -------        -------        -------
Income From Investment Operations
   Net Investment Income(3)..................................      0.22           0.20           0.09           0.02
   Net Realized and Unrealized Gain
      (Loss) on Investment Transactions......................      0.75           1.13           0.44         (0.21)
                                                                -------        -------        -------        -------
   Total From Investment Operations..........................      0.97           1.33           0.53         (0.19)
                                                                -------        -------        -------        -------
Distributions
   From Net Investment Income................................    (0.21)         (0.19)         (0.09)         (0.07)
   In Excess of Net Investment Income........................         -         (0.01)              -              -
   From Net Realized Gains
      on Investment Transactions.............................    (0.55)         (0.45)         (0.02)              -
                                                                -------        -------        -------        -------
   Total Distributions.......................................    (0.76)         (0.65)         (0.11)        (0.07)
                                                                -------        -------        -------        -------
Net Asset Value, End of Period...............................     $6.31          $6.10          $5.42          $6.31
                                                               ========        =======        =======        =======
   Total Return(4)...........................................    16.24%         25.67%         10.69%        (2.89)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
      to Average Net Assets..................................     1.00%          0.98%       1.00%(5)       1.25%(5)
Ratio of Net Investment Income
      to Average Net Assets..................................     3.46%          3.51%       4.04%(5)       1.64%(5)
Portfolio Turnover Rate......................................      159%           170%            45%           159%
Average Commission Paid per
      Investment Security Traded.............................   $0.0440        $0.0378           -(6)        $0.0440
Net Assets, End of Period (in thousands).....................  $199,388       $116,692        $52,213            $18

(1)  August 1, 1994 (inception) through March 31, 1995.
(2)  March 7, 1997  (commencement  of sale of Advisor  class)  through March 31,
     1997.
(3)  Computed using average shares outstanding throughout the period.
(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5)  Annualized.
(6) Disclosure of average commission paid per investment security traded was not required prior to the year ended March 31, 1995.

See Notes to Financial Statements


Annual Report                                      Financial Highlights    27


                        REPORT OF INDEPENDENT AUDITORS

The Shareholders and Board of Directors
American Century Capital Portfolios, Inc.

     We have audited the accompanying statements of assets and liabilities of American Century Capital Portfolios, Inc. (formerly Twentieth Century Capital Portfolios, Inc.) (comprised of the Value and Equity Income portfolios) (the Funds), including the schedules of investments, as of March 31, 1997, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years then ended and financial highlights for each of the three years then ended and for the period from September 1, 1993 (inception) to March 31, 1994 for the Value portfolio and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years then ended and financial highlights for each of the two years then ended and for the period from August 1, 1994 (inception) to March 31, 1995 for the Equity Income portfolio. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising American Century Capital Portfolios, Inc. at March 31, 1997, and the results of their operations, changes in their net assets, and financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.


                                                            /s/Ernst & Young LLP
                                                            Ernst & Young LLP

Kansas City, Missouri
April 25, 1997


28   Report of Independent Auditors                American Century Investments


                         SHARE CLASS AND RETIREMENT
                                 INFORMATION

SHARE CLASSES

     Until September 3, 1996, the Value and Equity Income funds issued one class of fund shares, reflecting the fact that most investors bought their shares directly from American Century. All investors paid the same annual unified management fee and did not pay any commissions or other fees to purchase shares from American Century.

     But increasing numbers of investors are purchasing fund shares through financial intermediaries who expect to be compensated for the additional services they provide. In September, American Century began to offer three classes of shares for the Value and Equity Income funds. One class is for investors who still buy directly from American Century, the other for investors who buy through financial intermediaries.

     The original class of Value and Equity Income fund shares is called the Investor Class. All shares issued and outstanding before September 3, 1996, have been designated as Investor Class shares. Investor Class shares may also be purchased after September 3, 1996. Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

     In addition, there is an Advisor Class, which is sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class investors pay an annual management fee that is 0.25% less than that paid by Investor Class investors, but Advisor Class investors also pay a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased.

     The third class, the Investor Class, had not commenced as of March 31, 1997.

     Both classes of shares represent a pro rata interest in the funds and generally have the same rights and conditions.

IMPORTANT NOTICE FOR ALL IRA AND 403(B) SHAREHOLDERS

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


Annual Report                     Share Class and Retirement Information   29


                                    NOTES


30   Notes                                       American Century Investments


                                     NOTES


Annual Report                                                     Notes    31


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY & POLICIES

     The American Century Group offers seven equity funds, including Value and Equity Income. These two funds are general equity funds managed to provide growth over time with less volatility than more aggressive growth funds. Stock purchases are based on a company-by-company analysis to determine whether a stock is trading below what the fund management team considers fair value. Once the management team understands why the stock's price is depressed and the team is convinced the undervaluation is temporary, the stock may be purchased and held until it appreciates to fair value, when it is sold. Equity Income may buy stocks that are trading at fair value if the stock pays a generous dividend. In both funds, broad diversification across many industries is stressed to prevent the performance of one sector from dominating fund returns.

     AMERICAN CENTURY VALUE invests in the equity securities of seasoned, established businesses that the fund's management team believes are temporarily undervalued. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow and dividends. If the stock's price relative to these measures is low and the company's balance sheet is solid, its securities are candidates for purchase. The management team may secondarily look for income when making portfolio selections.

     AMERICAN CENTURY EQUITY INCOME purchases the securities of seasoned companies that pay steady income, with the goal of providing shareholders a higher yield than the aggregate yield of the stocks making up the S&P 500. The team may secondarily search out stocks whose share prices are undervalued or fairly valued. To help increase the fund's yield and help reduce the impact of stock market value changes, the team maintains a relatively large percentage of assets in convertible securities. These are income-paying issues that may, at some later date, be converted into equity securities at favorable prices. The prices of convertibles usually do not fluctuate as much as those of common stocks, and they generally pay higher interest and dividends than common stocks. Under normal circumstances, the fund can be expected to have less share-price volatility than American Century Value.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is an index created by Standard & Poor's Corporation that is considered to be a broad measure of U.S. stock market performance. It is composed primarily of large-capitalization stocks.

     The S&P/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have lower price-to-book ratios and in general share other characteristics associated with value-style stocks.

     THE LIPPER EQUITY INCOME FUND INDEX is a non-weighted index of the 30 largest equity income mutual funds. Lipper Analytical Services, Inc., is an independent mutual fund ranking service.


                PORTFOLIO MANAGEMENT TEAM
                -------------------------
                Vice President & Portfolio Manager Phil Davidson
                Vice President & Portfolio Manager Peter Zuger


32   Background Information                      American Century Investments


                                  GLOSSARY
RETURNS

o TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 26-27.

PORTFOLIO STATISTICS

o NUMBER OF COMPANIES- the number of different companies held by a fund on a given date.

o AVERAGE DIVIDEND YIELD OF HOLDINGS- a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

o PRICE/EARNINGS (P/E) RATIO- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

o PORTFOLIO TURNOVER- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

o EXPENSE RATIO- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder. (See Note 2 in the Notes to Financial Statements.)

TYPES OF STOCKS

o    BLUE-CHIP  STOCKS-  stocks of the most  established  companies  in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

o CYCLICAL STOCKS- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

o GROWTH STOCKS- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, computer hardware and computer software companies.

o LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

o MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

o SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

o VALUE STOCKS- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

STATISTICAL TERMINOLOGY

o PRICE/BOOK RATIO- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


Annual Report                                                  Glossary    33


[american century logo]
American
Century(sm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-Person Assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com




American Century Capital Portfolios, Inc.

Investment Manager
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
Kansas City, Missouri

This  report  and  the  financial  statements
contained   herein  are   submitted  for  the
general information of our shareholders.  The
report is not authorized for  distribution to
prospective   investors  unless  preceded  or
accompanied by an effective prospectus.

American Century Investment Services, Inc.

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